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MSC
MSC
2006-TOP21 **S&P/Moodys (red)
Treasury Curve  (01/03/2006)
       3 mth  4.0560   6 mth  4.2985  1 yr  4.3087 2 yr   4.3292  3 yr 4.3058 5 yr  4.3072  10 yr 4.3715  30 yr  4.5560

Security A2
Scenario 0
Avg Life: 4.7562  Total Interest: 62,407,239.05
Per   Date           Balance             Principal        Writedown    Interest    Excess  Shortfall   Coupon        Total
                                                                                   Interest                          Cash

 0     1/1/2006       251,300,000.00                 -        -                  -       -      -      5.16700                   -
 1    2/12/2006       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
 2    3/12/2006       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
 3    4/12/2006       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
 4    5/12/2006       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
 5    6/12/2006       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
 6    7/12/2006       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
 7    8/12/2006       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
 8    9/12/2006       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
 9   10/12/2006       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
10   11/12/2006       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
11   12/12/2006       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
12    1/12/2007       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
13    2/12/2007       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
14    3/12/2007       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
15    4/12/2007       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
16    5/12/2007       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
17    6/12/2007       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
18    7/12/2007       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
19    8/12/2007       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
20    9/12/2007       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
21   10/12/2007       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
22   11/12/2007       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
23   12/12/2007       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
24    1/12/2008       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
25    2/12/2008       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
26    3/12/2008       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
27    4/12/2008       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
28    5/12/2008       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
29    6/12/2008       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
30    7/12/2008       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
31    8/12/2008       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
32    9/12/2008       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
33   10/12/2008       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
34   11/12/2008       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
35   12/12/2008       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
36    1/12/2009       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
37    2/12/2009       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
38    3/12/2009       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
39    4/12/2009       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
40    5/12/2009       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
41    6/12/2009       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
42    7/12/2009       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
43    8/12/2009       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
44    9/12/2009       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
45   10/12/2009       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
46   11/12/2009       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
47   12/12/2009       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
48    1/12/2010       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
49    2/12/2010       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
50    3/12/2010       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
51    4/12/2010       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
52    5/12/2010       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
53    6/12/2010       251,300,000.00                 -        -       1,082,055.92       -      -      5.16700        1,082,055.92
54    7/12/2010       190,690,900.55     60,609,099.45        -       1,082,055.92       -      -      5.16700       61,691,155.37
55    8/12/2010       189,879,253.31        811,647.24        -         821,083.24       -      -      5.16700        1,632,730.48
56    9/12/2010       189,063,749.03        815,504.28        -         817,588.42       -      -      5.16700        1,633,092.70
57   10/12/2010       187,977,621.54      1,086,127.49        -         814,076.99       -      -      5.16700        1,900,204.49
58   11/12/2010       151,291,118.42     36,686,503.12        -         809,400.31       -      -      5.16700       37,495,903.42
59   12/12/2010        14,546,836.15    136,744,282.27        -         651,434.34       -      -      5.16700      137,395,716.61
60    1/12/2011                    -     14,546,836.15        -          62,636.25       -      -      5.16700       14,609,472.40
Total                                   251,300,000.00        -      62,407,239.05       -      -

Security A2
Scenario 100% DEFAULTING UNIVERSITY TOWN CENTRE AND DRISCOLL HOTEL
AFTER MONTH 24 WITH 100% ADVANCING AND 35% SEVERITY
Avg Life: 4.6308 Total Interest: 60,778,887.74
Per    Date           Balance            Principal       Writedown  Interest     Excess   Shortfall Coupon      Total
                                                                                 Interest                       Cash

 0      1/1/2006      251,300,000.00                 -      -                  -    -         -     5.16700                   -
 1     2/12/2006      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
 2     3/12/2006      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
 3     4/12/2006      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
 4     5/12/2006      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
 5     6/12/2006      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
 6     7/12/2006      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
 7     8/12/2006      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
 8     9/12/2006      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
 9    10/12/2006      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
10    11/12/2006      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
11    12/12/2006      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
12     1/12/2007      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
13     2/12/2007      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
14     3/12/2007      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
15     4/12/2007      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
16     5/12/2007      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
17     6/12/2007      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
18     7/12/2007      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
19     8/12/2007      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
20     9/12/2007      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
21    10/12/2007      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
22    11/12/2007      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
23    12/12/2007      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
24     1/12/2008      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
25     2/12/2008      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
26     3/12/2008      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
27     4/12/2008      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
28     5/12/2008      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
29     6/12/2008      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
30     7/12/2008      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
31     8/12/2008      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
32     9/12/2008      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
33    10/12/2008      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
34    11/12/2008      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
35    12/12/2008      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
36     1/12/2009      251,300,000.00                 -      -       1,082,055.92    -         -     5.16700        1,082,055.92
37     2/12/2009      250,939,550.81        360,449.19      -       1,082,055.92    -         -     5.16700        1,442,505.10
38     3/12/2009      249,898,121.06      1,041,429.75      -       1,080,503.88    -         -     5.16700        2,121,933.64
39     4/12/2009      249,099,506.23        798,614.83      -       1,076,019.66    -         -     5.16700        1,874,634.49
40     5/12/2009      248,214,902.47        884,603.76      -       1,072,580.96    -         -     5.16700        1,957,184.71
41     6/12/2009      247,408,470.55        806,431.93      -       1,068,772.00    -         -     5.16700        1,875,203.93
42     7/12/2009      246,516,261.83        892,208.72      -       1,065,299.64    -         -     5.16700        1,957,508.36
43     8/12/2009      245,701,940.83        814,321.00      -       1,061,457.94    -         -     5.16700        1,875,778.94
44     9/12/2009      244,883,838.86        818,101.97      -       1,057,951.61    -         -     5.16700        1,876,053.58
45    10/12/2009      243,980,276.68        903,562.18      -       1,054,429.00    -         -     5.16700        1,957,991.17
46    11/12/2009      243,154,178.17        826,098.50      -       1,050,538.41    -         -     5.16700        1,876,636.91
47    12/12/2009      242,234,822.17        919,356.00      -       1,046,981.37    -         -     5.16700        1,966,337.37
48     1/12/2010      241,393,625.68        841,196.49      -       1,043,022.77    -         -     5.16700        1,884,219.27
49     2/12/2010      240,548,523.74        845,101.94      -       1,039,400.72    -         -     5.16700        1,884,502.66
50     3/12/2010      239,453,357.00      1,095,166.73      -       1,035,761.85    -         -     5.16700        2,130,928.59
51     4/12/2010      238,599,239.73        854,117.27      -       1,031,046.25    -         -     5.16700        1,885,163.52
52     5/12/2010      237,659,396.90        939,842.84      -       1,027,368.56    -         -     5.16700        1,967,211.40
53     6/12/2010      236,796,947.70        862,449.20      -       1,023,321.75    -         -     5.16700        1,885,770.95
54     7/12/2010      135,753,956.75    101,042,990.95      -       1,019,608.19    -         -     5.16700      102,062,599.14
55     8/12/2010      135,036,478.15        717,478.60      -         584,533.91    -         -     5.16700        1,302,012.51
56     9/12/2010      134,315,608.10        720,870.05      -         581,444.57    -         -     5.16700        1,302,314.62
57    10/12/2010      133,338,277.43        977,330.67      -         578,340.62    -         -     5.16700        1,555,671.29
58    11/12/2010      132,448,873.88        889,403.56      -         574,132.40    -         -     5.16700        1,463,535.96
59    12/12/2010                   -    132,448,873.88      -         570,302.78    -         -     5.16700      133,019,176.65
Total                                   251,300,000.00      -      60,778,887.74    -         -                  312,078,887.74

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and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.
Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

--------------------------------------------------------------------------------

                                                                                                                    MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
01/11/2006     13:31:58     CARVE Version  60.0 /u/alexwong/deal/top21/red/top21.red.050104.carve
MSC     MSC     SERIES 2006-TOP21 **S&P/MOODYS (RED)     CLASS A3B
----------------------------------------------------------------------------------------------------------------------------------
Class              A3B            Settlement Date     01/30/2006  Coupon          5.25800              Cusip  N/A
Original Balance   25,000,000.00  Dated Date          01/01/2006  Delay           11                   Yield Table Date 01/11/2006
Current Balance    25,000,000.00  First Payment Date  02/12/2006  Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating      AAA/Aaa        Next Payment Date   02/12/2006  Orig Deal Size  1,469,992,558.00     Yield Day Count  30/360
Market Desc        N/A            Payment Freq        Monthly     Num of Tranches 34
Factor             1.00000000     Interest Freq       Monthly     Deal Age        0

PREPAY    CPR 0  CPR 5         CPR 5         CPR 5         CPR 5          CPR 10          CPR 10         CPR 5         CPR 10
                 (!YM) CPR 100 (!YM) CPR 100 (!YM) CPR 100 (!YM) CPR 100  (!YM) CPR 100   (!YM) CPR 100  (!YM) CPR 100 (!YM) CPR 100
DEFAULT          CDR 0     12  CDR 0     24  CDR 0     12  CDR 0     24   CDR 0     12    CDR 0     24   CDR 0     12   CDR 0     12
                 3             3             4             4              4               4              1.8            0
ADVANCES         YES           YES           YES           YES            YES             YES            YES            YES
RECV MNTH        12            12            12            12             12              12             12             12
RECV DISTR       100 1         100 1         100 1         100 1          100 1           100 1          100 1          100 1
LOSSES           0.35          0.35          0.35          0.35           0.35            0.35           0.35           0.35
----------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
----------------------------------------------------------------------------------------------------------------------------------

              99.9230     5.3010      5.3909     5.4073     5.3178      5.3952      5.3062     5.3142     5.3812      5.5096
              99.9855     5.2900      5.3764     5.3937     5.3028      5.3808      5.2911     5.2992     5.3681      5.4961
              100.0480    5.2789      5.3619     5.3802     5.2879      5.3665      5.2760     5.2841     5.3549      5.4827
              100.1105    5.2678      5.3474     5.3667     5.2729      5.3522      5.2609     5.2690     5.3418      5.4693
              100.1730    5.2567      5.3329     5.3532     5.2579      5.3379      5.2458     5.2540     5.3287      5.4559
              100.2355    5.2457      5.3184     5.3397     5.2430      5.3236      5.2308     5.2390     5.3156      5.4425
              100.2980    5.2346      5.3040     5.3262     5.2281      5.3093      5.2157     5.2239     5.3025      5.4291
              100.3605    5.2236      5.2895     5.3127     5.2132      5.2950      5.2007     5.2089     5.2894      5.4157
              100.4230    5.2126      5.2751     5.2992     5.1983      5.2807      5.1856     5.1939     5.2763      5.4023
              100.4855    5.2015      5.2606     5.2857     5.1834      5.2665      5.1706     5.1789     5.2632      5.3890
              100.5480    5.1905      5.2462     5.2723     5.1685      5.2522      5.1556     5.1639     5.2502      5.3756
              100.6105    5.1795      5.2318     5.2588     5.1536      5.2380      5.1406     5.1490     5.2371      5.3623
              100.6730    5.1685      5.2174     5.2454     5.1387      5.2237      5.1256     5.1340     5.2241      5.3490
              100.7355    5.1575      5.2030     5.2320     5.1239      5.2095      5.1106     5.1191     5.2111      5.3356
              100.7980    5.1466      5.1886     5.2186     5.1091      5.1953      5.0956     5.1041     5.1980      5.3223
              100.8605    5.1356      5.1742     5.2052     5.0942      5.1811      5.0807     5.0892     5.1850      5.3090
              100.9230    5.1246      5.1599     5.1918     5.0794      5.1669      5.0657     5.0743     5.1720      5.2958
              100.9855    5.1137      5.1455     5.1784     5.0646      5.1528      5.0508     5.0594     5.1590      5.2825
              101.0480    5.1027      5.1312     5.1650     5.0498      5.1386      5.0359     5.0445     5.1460      5.2692
              101.1105    5.0918      5.1169     5.1516     5.0350      5.1245      5.0210     5.0296     5.1331      5.2559
              101.1730    5.0808      5.1025     5.1383     5.0203      5.1103      5.0061     5.0148     5.1201      5.2427
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                6.87        5.01       5.43       4.83        5.08        4.78       4.80       5.62        5.48
MOD DURATION @ 100.5480     5.62        4.29       4.60       4.16        4.35        4.12       4.13       4.74        4.64
USD SWAP SPREAD @ 100.5480    33         42          44         34          42          33         34         41          54
FIRST PRIN PER                83         59          61         58          59          58         58         63          60
LAST PRIN PER                 83         65          70         59          66          58         59         70          70
PAYMENT WINDOW                 1          7          10          2           8           1          2          8          11

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY

This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan
Stanley & Co. International Limited, Morgan Stanley Japan Limited
and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter Morgan Stanley). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material may have been prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives)
mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein.
Trading desk materials are not independent of the proprietary interests of
Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted.

Unless otherwise set forth in this material, any securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom.
Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only.
Other recipients should seek independent investment advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.
You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication
Characteristics and Risks of Standardized Options, which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates.
Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan
Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind
(including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors.

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial
Services Authority's rules). In Japan, this communication is directed to the sophisticated institutional investors as defined under the Foreign Broker Dealer
Law of Japan and the ordinances thereunder. For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

This material may not be sold or redistributed without the prior written consent of Morgan Stanley.

(c) 2005 Morgan Stanley

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.
Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

--------------------------------------------------------------------------------

                                                                                                                    MORGAN STANLEY
----------------------------------------------------------------------------------------------------------------------------------
01/11/2006     13:35:03     CARVE Version  60.0 /u/alexwong/deal/top21/red/top21.red.050104.carve
MSC     MSC     SERIES 2006-TOP21 **S&P/MOODYS (RED)     CLASS A3B
----------------------------------------------------------------------------------------------------------------------------------
Class             A3B              Settlement Date     01/30/2006  Coupon          5.25800               Cusip  N/A
Original Balance  50,000,000.00    Dated Date          01/01/2006  Delay           11                    Yield Table Date 01/11/2006
Current Balance   50,000,000.00    First Payment Date  02/12/2006  Lead Manager    Morgan Stanley & Co.  Yield Frequency  SemiAnnual
Credit Rating     AAA/Aaa          Next Payment Date   02/12/2006  Orig Deal Size  1,469,992,558.00      Yield Day Count  30/360
Market Desc       N/A              Payment Freq        Monthly     Num of Tranches 34
Factor            1.00000000       Interest Freq       Monthly     Deal Age        0

PREPAY    CPR 0 CPR 5         CPR 5         CPR 5          CPR 5         CPR 10        CPR 10         CPR 5          CPR 10
                (!YM) CPR 100 (!YM) CPR 100 (!YM) CPR 100  (!YM) CPR 100 (!YM) CPR 100 (!YM) CPR 100  (!YM) CPR 100  (!YM) CPR 100
DEFAULT         CDR 0     12  CDR 0     24  CDR 0     12   CDR 0     24  CDR 0     12  CDR 0     24   CDR 0     12   CDR 0     12
                3             3             4              4             4             4              0.3            0
ADVANCES        YES           YES           YES            YES           YES           YES            YES            YES
RECV MNTH       12            12            12             12            12            12             12             12
RECV DISTR      100 1         100 1         100 1          100 1         100 1         100 1          100 1          100 1
LOSSES          0.35          0.35          0.35           0.35          0.35          0.35           0.35           0.35
-----------------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-----------------------------------------------------------------------------------------------------------------------------------

                99.9240       5.3007     5.3490      5.3763       5.3092     5.3544    5.3060     5.3100     5.3381      5.4455
                99.9865       5.2895     5.3342      5.3621       5.2941     5.3397    5.2909     5.2949     5.3258      5.4313
                100.0490      5.2783     5.3194      5.3479       5.2791     5.3251    5.2758     5.2798     5.3136      5.4172
                100.1115      5.2672     5.3046      5.3337       5.2641     5.3104    5.2607     5.2647     5.3014      5.4031
                100.1740      5.2560     5.2898      5.3196       5.2491     5.2958    5.2456     5.2497     5.2892      5.3890
                100.2365      5.2448     5.2751      5.3054       5.2341     5.2811    5.2305     5.2346     5.2771      5.3748
                100.2990      5.2337     5.2604      5.2913       5.2191     5.2665    5.2155     5.2196     5.2649      5.3608
                100.3615      5.2226     5.2456      5.2772       5.2041     5.2519    5.2004     5.2046     5.2527      5.3467
                100.4240      5.2114     5.2309      5.2631       5.1891     5.2373    5.1854     5.1895     5.2406      5.3326
                100.4865      5.2003     5.2162      5.2489       5.1742     5.2227    5.1704     5.1745     5.2284      5.3185
                100.5490      5.1892     5.2015      5.2349       5.1592     5.2081    5.1553     5.1595     5.2163      5.3045
                100.6115      5.1781     5.1868      5.2208       5.1443     5.1936    5.1403     5.1445     5.2042      5.2904
                100.6740      5.1670     5.1722      5.2067       5.1294     5.1790    5.1254     5.1296     5.1920      5.2764
                100.7365      5.1559     5.1575      5.1926       5.1144     5.1645    5.1104     5.1146     5.1799      5.2624
                100.7990      5.1448     5.1428      5.1786       5.0995     5.1499    5.0954     5.0997     5.1678      5.2484
                100.8615      5.1337     5.1282      5.1645       5.0847     5.1354    5.0805     5.0847     5.1557      5.2344
                100.9240      5.1227     5.1136      5.1505       5.0698     5.1209    5.0655     5.0698     5.1437      5.2204
                100.9865      5.1116     5.0990      5.1365       5.0549     5.1064    5.0506     5.0549     5.1316      5.2064
                101.0490      5.1005     5.0843      5.1225       5.0400     5.0919    5.0357     5.0400     5.1195      5.1924
                101.1115      5.0895     5.0697      5.1085       5.0252     5.0774    5.0207     5.0251     5.1075      5.1784
                101.1740      5.0785     5.0552      5.0945       5.0104     5.0629    5.0058     5.0102     5.0954      5.1645
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                    6.79       4.90        5.14         4.81       4.95      4.78       4.79       6.12        5.16
MOD DURATION @ 100.5490         5.57       4.21        4.39         4.14       4.25      4.12       4.13       5.10        4.41
USD SWAP SPREAD @ 100.5490        33        38           41           34         38        33         34         37          47
FIRST PRIN PER                    81        58           58           58         58        58         58         63          58
LAST PRIN PER                     83        65           70           59         66        58         59         80          70
PAYMENT WINDOW                     3         8           13            2          9         1          2         18          13

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY

This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan
Stanley & Co. International Limited, Morgan Stanley Japan Limited
and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter Morgan Stanley). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material may have been prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives)
mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein.
Trading desk materials are not independent of the proprietary interests of
Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

The information contained in this material is subject to change, completion or amendment from time to time, and the information in this material supersedes information in any other communication relating to the securities referred to in this material.

This material is not a solicitation to participate in any trading strategy, and is not an offer to sell any security or instrument or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction where the offer, solicitation or sale is not permitted.

Unless otherwise set forth in this material, any securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom.
Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only.
Other recipients should seek independent investment advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.
You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication
Characteristics and Risks of Standardized Options, which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates.
Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan
Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind
(including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors.

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial
Services Authority's rules). In Japan, this communication is directed to the sophisticated institutional investors as defined under the Foreign Broker Dealer
Law of Japan and the ordinances thereunder. For additional information, research reports and important disclosures see https://secure.ms.com/servlet/cls. The trademarks and service marks contained herein are the property of their respective owners.

This material may not be sold or redistributed without the prior written consent of Morgan Stanley.

(c) 2005 Morgan Stanley